Exhibit 99.2

Poster No. F71

A placebo- and moxifloxacin-controlled thorough QT study of umeclidinium monotherapy and umeclidinium/vilanterol combination in healthy subjects

Kelleher D(1), Tombs L(2), Crater G(3), Preece A(4), Brealey N(4), Mehta R(1)

(1)GlaxoSmithKline, Research Triangle Park, NC, USA; (2)Synergy, Statistics and Programming, Slough, UK; (3)GlaxoSmithKline, Missisauga, Canada; (4)GlaxoSmithKline, Stockley Park, UK

INTRODUCTION

•                  Umeclidinium (UMEC, GSK573719) is a new long-acting muscarinic antagonist (LAMA) currently under development as a once-daily inhaled bronchodilatory therapy for COPD,(1) alone or in combination with vilanterol (VI), a long-acting beta2 agonist (LABA).(2)

OBJECTIVE

•                  To investigate the effect of UMEC monotherapy and UMEC/VI combination therapy on QT interval prolongation.

METHODS

Study design

•                  A randomized, placebo- and moxifloxicin-controlled, four-way, incomplete-block crossover study in healthy subjects (ClinicalTrials.gov: NCT01521377; study number: DB2114635).

Treatment

•      Treatments were:

• UMEC/VI 125/25mcg for 10 days + placebo tablet (Day 10 only)

• UMEC 500mcg for 10 days + placebo tablet (Day 10 only)

• UMEC/VI 500/100mcg for 10 days + placebo tablet (Day 10 only)

• placebo for 10 days + placebo tablet (Day 10 only)

• placebo for 10 days + moxifloxacin 400mg tablet (Day 10 only).

Endpoints

•                  Primary endpoints were:

• effect of UMEC/VI 125/25mcg on QT interval using Fridericia’s correction (QTcF) compared with placebo after 10 days

• effect of UMEC 500mcg on QTcF compared with placebo after 10 days.

•                  Secondary endpoints included effects of UMEC 500/100mcg and moxifloxacin 400mcg on QTcF and QT interval corrected for heart rate (HR) of the individual subject (QTcI) and of UMEC/VI 125/25mcg and UMEC 500mcg on QTcI compared with placebo, and 0–4h change from baseline in ECG ventricular HR.

•                  Pharmacokinetic and pharmacodynamic profiles of UMEC administered as a monotherapy and in combination with VI were characterized.

•                  The relationship between plasma concentrations of UMEC and VI and QTcF interval was explored using non-linear mixed effect modelling.

RESULTS

•                  Of the 103 subjects randomized, 86 (83%) completed the study as planned. Reasons for withdrawal: 11 withdrew consent; 3 adverse events (AEs); 2 investigator discretion; 1 met protocol-defined stopping criteria.

QTc analysis

•                  Analysis of QT interval, QTcB (QT interval corrected using Bazett’s formula), QTcF and QTcI vs RR interval were explored to determine the most appropriate QT correction for this study. The primary endpoint, QTcF, provided the best correction as indicated by scatterplots of corrected QT vs RR. The QTcI also provided an adequate correction.

TABLE 1. SUBJECT BASELINE DEMOGRAPHICS

Subjects (N=103)

Age, years	33.1 (19–63)
Sex: male, n (%)	55 (53)
Race, n (%)
White	68 (66)
African American/African	21 (20)
Central/South Asian	10 (10)
Other	4 (4)
BMI, kg/m2	23.4 (19.2–29.5)
Height, cm	171.7 (153–195)
Weight, kg	69.3 (46.4–102.1)

Values are mean (range) unless otherwise stated

QTcF and QTcI: treatment vs placebo (Day 10)

•                  Treatment differences from placebo in adjusted mean change from baseline QTcF and QTcI interval over 24h are shown in Table 2.

•                  Moxifloxacin 400mg produced a clinically significant increase in QTcF from the 1h timepoint onwards. Assay sensitivity was demonstrated.

TABLE 2. ADJUSTED MEAN (90% CI) CHANGE FROM BASELINE QTcF COMPARED WITH PLACEBO (DAY 10)

	QTcF Treatment Difference				QTcI Treatment Difference
	(90% CI)(msec)				(90% CI) (msec)
	Mox	UMEC	UMEC/VI	UMEC/VI	Mox	UMEC	UMEC/VI	UMEC/VI
Time	400mcg	500mcg	125/25mcg	500/100mcg	400mcg	500mcg	125/25mcg	500/100mcg

Pre-dose	–2.3	–1.5	–2.5	–2.2	–2.5	–2.8	–3.4	–4.9
	(–4.1, –0.4)	(–3.3, 0.3)	(–4.3, –0.7)	(–4.1, –0.4)	(–4.3, –0.6)	(–4.6, –0.9)	(–5.3, –1.6)	(–6.7, –3.0)

5min	–1.4	–2.1	1.6	4.2	–1.6	–3.3	–1.4	–4.6
	(–3.8, 1.0)	(–4.4, 0.3)	(–0.8, 3.9)	(1.8, 6.5)	(–4.1, 0.8)	(–5.8, –0.8)	(–3.9, 1.1)	(–7.1, –2.0)

10min	–1.6	–2.9	4.3	6.4	–2.1	–4.0	–0.4	–5.5
	(–3.7, 0.5)	(–5.0, –0.9)	(2.2, 6.4)	(4.3, 8.5)	(–4.5, 0.3)	(–6.5, –1.6)	(–2.7, 2.0)	(–7.9, –3.0)

30min	4.8	–0.8	4.2	8.2	3.8	–1.8	1.6	0.5
	(2.8, 6.7)	(–2.8, 1.1)	(2.3, 6.1)	(6.2, 10.2)	(1.5, 6.0)	(–4.0, 0.4)	(–0.6, 3.7)	(–1.7, 2.7)

1h	8.1	–1.0	–0.8	0.5	6.3	–1.8	–2.1	–4.3
	(6.2, 9.9)	(–2.9, 0.8)	(–2.6, 1.0)	(–1.4, 2.3)	(4.3, 8.3)	(–3.8, 0.2)	(–4.1, –0.1)	(–6.3, –2.2)

2h	7.7	–2.1	–1.5	–0.8	6.3	–3.5	–3.2	–5.4
	(6.0, 9.4)	(–3.8, –0.4)	(–3.2, 0.1)	(–2.5, 0.9)	(4.3, 8.3)	(–5.5, –1.5)	(–5.2, –1.2)	(–7.4, –3.4)

4h	9.7	–1.8	–0.9	–0.6	8.3	–3.8	–2.6	–5.3
	(8.0, 11.3)	(–3.5, –0.1)	(–2.6, 0.8)	(–2.3, 1.1)	(6.4, 10.1)	(–5.7, –1.9)	(–4.5, –0.8)	(–7.2, –3.4)

8h	9.0	–1.0	–0.5	–0.4	7.8	–2.4	–1.4	–5.4
	(7.4, 10.5)	(–2.5, 0.6)	(–2.0, 1.1)	(–1.9, 1.2)	(6.0, 9.6)	(–4.2, –0.6)	(–3.2, 0.3)	(–7.2, –3.7)

12h	5.7	–0.8	–1.0	0.3	3.9	–2.2	–2.0	–3.9
	(4.1, 7.3)	(–2.5, 0.8)	(–2.6, 0.6)	(–1.4, 1.9)	(2.0, 5.7)	(–4.1, –0.4)	(–3.8, –0.1)	(–5.8, –2.0)

16h	4.6	–1.8	–1.2	–1.1	3.3	–3.5	–2.2	–4.7
	(2.9, 6.3)	(–3.6, –0.1)	(–3.0, 0.5)	(–2.8, 0.6)	(1.4, 5.3)	(–5.5, –1.5)	(–4.2, –0.2)	(–6.7, –2.7)

24h	4.7	–1.1	–1.2	–1.6	4.3	–2.0	–2.1	–4.8
	(3.1, 6.3)	(–2.7, 0.5)	(–2.8, 0.4)	(–3.2, 0.0)	(2.5, 6.2)	(–3.9, –0.1)	(–4.0, –0.3)	(–6.7, –3.0)

Bold red values represent a mean treatment difference of >5msec or an upper CI >10msec

•                  Outcomes of categorical analysis of maximum observed QTcF values and maximal change from baseline in QTcF are provided in Table 3.

TABLE 3. QTcF CATEGORICAL ANALYSIS (DAY 10, 0–24H)

Maximum QTcF absolute values

	Absolute QTcF (msec)
	<450	>450–480	>480–500	>500
Treatment	n (%)	n (%)	n (%)	n (%)
Placebo	76 (100)	0	0	0
Moxifloxacin 400mcg	69 (96)	3 (4)	0	0
UMEC 500mcg	73 (100)	0	0	0
UMEC/VI 125/25mcg	73 (99)	1 (1)	0	0
UMEC/VI 500/100mcg	70 (100)	0	0	0

Maximal change from baseline QTcF

	Change in absolute QTcF (msec)
	<30	>30–60	>60
Treatment	n (%)	n (%)	n (%)
Placebo	74 (99)	1 (1)	0
Moxifloxacin 400mcg	69 (97)	2 (3)	0
UMEC 500mcg	71 (100)	0	0
UMEC/VI 125/25mcg	71 (99)	1 (1)	0
UMEC/VI 500/100mcg	68 (99)	1(1)	0

Note: Day 10 pre-dose included in calculation of maximums

Heart rate (Day 10)

•                  Transient increases in HR compared with placebo were observed with UMEC/VI 125/25mcg (maximal increase [90% CI]: 8.4bpm [7.0, 9.8]) and UMEC/VI 500/100mcg (20.3bpm [18.9, 21.7]). The maximal increase in HR occurred 10min post-dose and reduced rapidly thereafter.

•                  UMEC 500mcg did not increase HR compared with placebo at any timepoint.

•                  Exploratory analyses suggested an association between HR increase and VI maximal plasma concentration (Cmax).

Pharmacokinetics

•                  UMEC and VI exposures were dose proportional across therapeutic and supratherapeutic treatments.

Concentration-QT analysis

•                  Simulations of the model typical parameters were carried out at the geometric mean observed Cmax for each treatment (Table 4).

•                  Decreased QTcF following UMEC monotherapy, along with increased QTcF observed for the combination therapies, suggest the effect is possibly attributable to the VI component of the combination treatment.

TABLE 4. QTcF MODEL SIMULATION

	Observed geometric
	mean Cmax*( (pg/mL)		Mean (90% PI) QTcF prolongation (msec)
Treatment	UMEC	VI	UMEC	VI	Total

UMEC 500mcg	1531	NA	–2.38		–2.38
			(–3.82, –0.85)	NA	(–3.82, –0.85)

UMEC/VI 125/25mcg	321	335	–0.50	5.89	5.39
			(–0.80, –0.18)	(4.89, 6.91)	(4.40, 6.47)

UMEC/VI 500/100mcg	1290	1394	–2.01	7.23	5.22
			(–3.22, –0.72)	(5.88, 8.55)	(3.72, 6.80)

PI=prediction interval, NA=not applicable

*Geometric means of individual Cmax values. These exclude the five subjects who were missing ECG data and only include time-matched PK obs

Bold red values represent a mean treatment difference of >5msec or an upper CI >10msec

Safety

•                  The most common (>10% of subjects) AEs are shown in Table 5. Four AEs led to study withdrawal: one gastroenteritis considered unrelated to treatment (UMEC/VI 125/25mcg); one palpitations/chest pain considered potentially treatment related (UMEC/VI 500/100mcg); one contact dermatitis considered unrelated to treatment (placebo); one increase in alanine aminotransferase meeting pre-defined stopping criteria considered potentially treatment related (placebo). These four AEs resolved.

•                  There were no serious AEs, and no vital sign readings were reported as an AE. There were no clinically significant ECG abnormalities or laboratory findings.

TABLE 5. ADVERSE EVENTS

		Mox	UMEC	UMEC/VI	UMEC/VI
	Placebo	400mg	500mcg	125/25mcg	500/100mcg	Total
Term	(n=77)	(n=74)	(n=76)	(n=78)	(n=76)	(N=103)
Any AE, n (%)	35 (45)	29 (39)	38 (50)	31 (40)	45 (59)	85 (83)
Most frequent (>10% subjects), n (%)
Headache	17 (22)	17 (23)	14 (18)	18 (23)	16 (21)	49 (48)
Oropharyngeal pain	3 (4)	1 (1)	9 (12)	3 (4)	6 (8)	21 (20)
Palpitations	2 (3)	1 (1)	0	1 (1)	15 (20)	17 (17)
Dizziness	2 (3)	2 (3)	4 (5)	4 (5)	4 (5)	16 (16)
Nausea	2 (3)	9 (12)	2 (3)	1 (1)	1 (1)	13 (13)
Cough	2 (3)	4 (5)	1 (1)	1 (1)	6 (8)	11 (11)
Dry throat	1 (1)	0	5 (7)	2 (3)	3 (4)	10 (10)
Rhinitis	0	3 (4)	3 (4)	2 (3)	2 (3)	10 (10)
Any drug-related AE	18 (23)	24 (32)	28 (37)	25 (32)	36 (47)	72 (70)

CONCLUSIONS

•                  No clinically significant effects on QTcF were observed following a 10-day dosing period with a therapeutic dose of UMEC/VI (125/25mcg) or a supratherapeutic dose of UMEC monotherapy (500mcg).

•                  A transient increase in QTcF was observed following supratherapeutic UMEC/VI (500/100mcg) at the 30min post-dose timepoint only; QTcF was similar to placebo from 1h post-dose.

•                  All UMEC and UMEC/VI treatments were found to be well tolerated on the basis of AEs, vital signs, ECG and laboratory safety data.

REFERENCES

(1)         Decramer M, et al. Respir Physiol Neurobiol 2013;185:393–99.

(2)         Kelleher D, et al. PLoS ONE 2012;7:e50716.

ACKNOWLEDGEMENTS

•                  This study was sponsored by GlaxoSmithKline (study number DB2114635).

•                  The presenting author, Dennis Kelleher, is employed by and holds stock in GlaxoSmithKline.

•                  Editorial support (in the form of writing assistance, assembling tables and figures, collating author comments, grammatical editing and referencing) was provided by Ian Grieve, PhD (Macclesfield, UK) and Tara Miller, PhD (Lyndhurst, NJ) at Gardiner-Caldwell Communications and was funded by GlaxoSmithKline.

•                  The authors would like to acknowledge the site staff and subjects that took part in the study (Hammersmith Medicines Research, London, UK).

Presented at the American Thoracic Society Annual Congress, Philadelphia, PA, USA, 17–22 May 2013